Exhibit (b)

Execution Copy

POLESTAR AUTOMOTIVE HOLDING UK PLC

As of June 23, 2022

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Re: Class A Restricted ADSs

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder to represented Class A Shares of the Company. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain holders of securities issued by the Company, including Affiliates of the Company (each, a “Restricted Holder”), to hold Shares that constitute Restricted Securities (such Shares, “Restricted Shares”) as Restricted ADSs issued as part of the Company’s ADR program (such Restricted ADS facility, the “RADR Facility”). The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Shares for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this letter agreement (the “Restricted ADS Letter Agreement”) to establish procedures for the deposit of Restricted Shares by the Company, or by, for, or on behalf of, Restricted Holders.

To facilitate the orderly administration of the RADR Facility and to reflect the varying restrictions, characteristics, and other terms and provisions applicable to differently situated Restricted Holders and Restricted Shares, this Restricted ADS Letter Agreement may be supplemented from time to time by the execution and delivery of Series Exhibits hereto to specify the particular limitations and terms and conditions applicable to certain Restricted Holders and/or certain Restricted Shares, as is necessary or prudent to reflect the differing underlying restrictions and characteristics with respect thereto.

In the case of any conflict or inconsistency between the general terms and provisions of the body of this Restricted ADS Letter Agreement and the more specific terms and provisions of a Series Exhibit with respect to the particular Restricted Holder(s), Restricted Shares, and/or Restricted ADSs described therein, the terms and provisions of such Series Exhibit shall control with respect to the specific subject matter set forth therein.

The purpose and intent of this Restricted ADS Letter Agreement is to supplement the Deposit Agreement upon the terms of Section 2.14 thereof for the purpose of accommodating (i) the issuance of Restricted ADSs to the Restricted Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Restricted ADS Letter Agreement shall be filed as an exhibit to the Company's next Registration Statement on Form F-6 filed in respect of the ADSs under the U.S. Securities Act of 1933, as amended (the “Securities Act”), if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Depositary Procedures. Subject to the specific terms, provisions, and procedures set forth in each applicable Series Exhibit, the Company hereby consents, under Section 2.3 of the Deposit Agreement, to (i) the deposit by the Company, or by, for, or on behalf of, each Restricted Holder, of certain Restricted Shares specified on the applicable consent and delivery instruction applicable thereto delivered to the Depositary to accept the deposit of such Restricted Shares and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement, to the Restricted Holders or their respective designees. Except as may otherwise be provided in any Series Exhibit, in connection with each deposit of Restricted Shares (i) by the Company and request for issuance of Restricted ADSs, the Company shall deliver to the Depositary a duly competed and signed consent and delivery instruction substantially in the form of Appendix 1-A hereto (each, a “Standard Consent and Delivery Instruction – Company”), and (ii) by a Restricted Holder and request for issuance of Restricted ADSs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed consent and delivery instruction substantially in the form of Appendix 1-B hereto (each a “Standard Consent and Delivery Instruction – Restricted Holder” and together with a Standard Consent and Delivery Instruction – Company, a “Standard Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Restricted ADS Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Restricted Shares with the Custodian by the Company, or by, for, or on behalf of, the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Holders of Restricted ADSs issued under the terms of this Restricted ADS Letter Agreement upon deposit of Restricted Shares, and (y) the transfer of Restricted ADSs, the removal of the transfer and other restrictions with respect to Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Restricted Shares upon cancellation of Restricted ADSs, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Restricted ADS Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Restricted Holder(s) upon the issuance of the Restricted ADSs, in each case upon the terms set forth herein. Nothing contained in this Restricted ADS Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Restricted Shares described herein or in a Series Exhibit for deposit under the terms hereof.

2.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by or on behalf of the Restricted Holders of Restricted Shares, the issuance of Restricted ADSs, the transfer of Restricted ADSs, the withdrawal of Restricted Shares and the conversion of Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of Restricted Shares, the issuance of Restricted ADSs, the transfer of Restricted ADSs, the conversion of Restricted ADSs into freely transferable ADSs, and the withdrawal of Restricted Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Restricted ADS Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Restricted ADS Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Restricted ADS Letter Agreement, (ii) all approvals required by the law of England and Wales to permit the entry by the Company into this Restricted ADS Letter Agreement have been obtained, (iii) all approvals required by the law of England and Wales to permit the deposit of Restricted Shares from time to time under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, and (iv) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement do not contravene or conflict with any law of England and Wales of general application.

Furthermore, the Company shall at the time of the execution and delivery of each additional Series Exhibit hereto, cause its U.S. counsel and English counsel to deliver such additional opinions as may be specified in each applicable Series Exhibit as may be reasonably requested.

3.                  Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Restricted ADS Letter Agreement, to issue and deliver Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Standard Consent and Delivery from the Company or a Restricted Holder, as applicable (except as may otherwise be provided in any Series Exhibit), (ii) confirmation from the Custodian of the receipt of the due deposit of the Restricted Shares by the Company, or by, for, or on behalf of, a Restricted Holder, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Restricted ADSs.

The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the Restricted ADSs issued upon the deposit of Restricted Shares to be separately identified on the books of the Depositary under one of the following Cusip Nos.: 732105994 or 732105960 or 732105952 (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements between the Company and the Depositary) and the Restricted Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed to issue the Restricted ADSs as Uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Restricted Holders or their designees for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

4.                  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Restricted ADSs shall contain a legend substantially in the form of the following legend and/or such other legend as may be specified in any applicable standard consent and delivery instruction or in any applicable Series Exhibit:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF POLESTAR AUTOMOTIVE HOLDING UK PLC (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT, DATED AS OF JUNE 23, 2022 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”) AND THE DEPOSIT AGREEMENT, DATED AS OF JUNE 23, 2022, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE RESTRICTED SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A. IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

5.                  Limitations on Transfer of Restricted ADSs. The Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and, (ii) a transfer certification from the transferring Restricted Holder substantially in the form attached hereto as Appendix 2 (each, a “Standard Transfer Certification”) (except as may otherwise be provided in any Series Exhibit); (iii) such other certificates, instruments, or documents as may be provided in any applicable Series Exhibit (including, without limitation, any opinions of counsel specified therein); and (iv) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth in Section 4 or in any applicable Series Exhibit).

6.                  Limitations On Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares or cancel any Restricted ADSs for the purpose of withdrawing the underlying Restricted Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement in connection with the cancellation of ADSs and withdrawal of Deposited Securities, and (y) the Depositary shall have received from the person requested a withdrawal of the Restricted Shares a duly completed and signed withdrawal certification substantially in the form attached hereto as Appendix 3 (each, a “Standard Withdrawal Certification”) (except as may otherwise be provided in any Series Exhibit).

7.                  Fungibility. Except as contemplated herein and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of unrestricted ADSs under the Deposit Agreement.

8.                  Limitations On Exchange of Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed resale certification and instruction letter, substantially in the form attached hereto as Appendix 4 (each, a “Standard Resale Certification and Instruction Letter”) (except as may otherwise be provided in any Series Exhibit), (ii) an opinion of U.S. securities counsel contemplated in the Standard Resale Certification and Instruction Letter (or as otherwise provided in any applicable Series Exhibit), (iii) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, (iv) such other certificates, instruments, or documents contemplated by the applicable Series Exhibit and (v) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement.

9.                  Removal of Restrictions. The Depositary shall remove some or all stop transfer notations from its records in respect of specified Restricted ADSs and shall treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (w) written instructions from the Company to so remove the specified stop transfer notations from its records in respect of specified Restricted ADSs and, if applicable, to treat such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, (x) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Restricted ADSs and the Restricted Shares, and the treatment of such Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the U.S. Securities Act of 1933, as amended, (y) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and (z) the satisfaction of such other conditions and the delivery and execution of such other certificates, instruments, or documents contemplated by the applicable Series Exhibit. Upon receipt of such instructions, opinion of counsel, certificates, instruments, and other documents, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove the specified transfer restriction and, if applicable, any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs, and (b) making the formerly Restricted ADSs eligible for inclusion in the applicable book-entry settlement system.

10.              Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Restricted Shares under this Restricted ADS Letter Agreement that (a) the Restricted Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the applicable Restricted Holders for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit from time to time of Restricted Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the law of England and Wales to permit the deposit of Restricted Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been, or will be, obtained prior to the deposit of Restricted Shares, (d) the Restricted Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Restricted ADS Letter Agreement and none of the transactions contemplated in this Restricted ADS Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Restricted Shares and each issuance of Restricted ADSs hereunder.

11.              Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Restricted Shares for deposit, the issuance of Restricted ADSs, the transfer of the Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Restricted Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Restricted ADS Letter Agreement.

12.              Governing Law and Jurisdiction. This Restricted ADS Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York. The jurisdiction clause of the Deposit Agreement shall apply to the terms of this Restricted ADS Letter Agreement, mutatis mutandis.

13.              Fractional Shares and ADSs. The Company hereby agrees that, notwithstanding anything to the contrary in the Deposit Agreement, the Company shall not deliver to the Depositary or the Custodian, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Restricted Share, nor (ii) a number of Restricted Shares that, upon application of the ADS-to-Share ratio, would give rise to a fraction of a Restricted ADS. Furthermore, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

14.              Successors and Assigns; Amendment. This Restricted ADS Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and assigns. This Restricted ADS Letter Agreement may not be modified or amended except by a writing signed by both parties hereto. In addition, the parties hereto agree and acknowledge that any Series Exhibit jointly signed by the Company and the Depositary shall effectively supplement the terms and conditions of this Restricted ADS Letter Agreement by expressly specifying the particular limitations and terms and conditions applicable to certain Restricted Holders and/or certain Restricted Shares, as agreed necessary by the Company and Depositary.

15.              Depositary Fees. Without limitation of any fees, costs and expenses otherwise payable by Holders pursuant to the Deposit Agreement, the Company and the Depositary hereby agree that the Depositary shall be entitled to receive for the services contemplated herein such fees as are separately agreed between the Company and the Depositary from time to time. [Remainder of page intentionally left blank. Signature page to follow.]

This Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

POLESTAR AUTOMOTIVE HOLDING UK PLC

By:	/s/ Thomas Ingenlath
Name: Thomas Ingenlath
Title: Chief Executive Officer

By:	/s/ Johan Malmqvist
Name: Johan Malmqvist
Title: Chief Financial Officer

CITIBANK, N.A.

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Attorney-in-Fact

APPENDICES
1-A	Standard Consent and Delivery Instruction – Company
1-B	Standard Consent and Delivery Instruction – Restricted Holder
2	Standard Transfer Certification
3	Standard Withdrawal Certification
4	Standard Resale Certification and Instruction Letter

SERIES EXHIBITS
A	Form of Series Exhibit

APPENDIX 1-A
to
Restricted ADS Letter Agreement, dated as of June 23, 2022
(the “Restricted ADS Letter Agreement”), by and between
Polestar Automotive Holding UK PLC

and
Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION - COMPANY
_____________________

[●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

          CitiGS.RADRProject@citi.com

Polestar Automotive Holding UK PLC (CUSIP No.: [732105994]1 [732105960]2 [732105952]3)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby deposits the Restricted Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

_________________________

1 CUSIP for Class A ADSs with solely Legend A

2 CUSIP for Class A ADSs with Legends A, B and C

3 CUSIP for Class A ADSs with Legends A and C.

App’x 1-A - 1

In [addition to][lieu of] the legend specified in Section 4 of the Restricted ADS Letter Agreement, the Account Statements to be sent by the Depositary to the Holders of the Restricted ADSs specified Schedule I hereto shall contain the applicable legend(s) specified in Schedule I.

The Company hereby represents and warrants to the Depositary that (a) the Restricted Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of the specified Restricted Shares under the Deposit Agreement and the Restricted ADS Letter Restricted have been obtained prior to the deposit of the specified Restricted Shares, (d) the Restricted Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Restricted Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares.

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary or relevant tax authority (as appropriate) concurrently herewith.

The Company confirms that upon the expiration of the applicable legend(s) specified in Schedule I, it will give notice thereof to the Depositary and will provide the Depositary instruction for legend removal in accordance with Section 9 of the Restricted ADS Letter Agreement.

The Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by its duly authorized officer as of the date set forth above.

POLESTAR AUTOMOTIVE HOLDING UK PLC

By:
Name:
Title:

App’x 1-A - 2

Schedule I

Restricted Shares	Restricted ADSs	Name, Address, and Email Address of Beneficial Owner of Restricted ADSs	Legend
_________________ Shares	_________ ADSs		[A]
_________________ Shares	_________ ADSs		[B]
_________________ Shares	_________ ADSs		[C]

LEGENDS
A	[Insert Text]
B	[Insert Text]
C	[Insert Text]

App’x 1-A - 3

APPENDIX 1-B
to
Restricted ADS Letter Agreement, dated as of June 23, 2022
(the “Restricted ADS Letter Agreement”), by and between
Polestar Automotive Holding UK PLC

and
Citibank, N.A.

_____________________

STANDARD CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

          CitiGS.RADRProject@citi.com

Polestar Automotive Holding UK PLC (CUSIP No.: [732105994] [732105960] [732105952]

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Restricted Shares specified in Schedule I hereto and the Company hereby consents to the issuance by the Depositary of the corresponding Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

In [addition to][lieu of] the legend specified in Section 4 of the Restricted ADS Letter Agreement, the Account Statements to be sent by the Depositary to the Holders of the Restricted ADSs specified Schedule I hereto shall contain the applicable legend(s) specified in Schedule I.

App’x 1-B - 1

Each of the Restricted Holder and the Company hereby represents and warrants to the Depositary that (a) the Restricted Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the deposit of the specified Restricted Shares and the issuance and delivery of Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of the specified Restricted Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Restricted Shares, (d) the Restricted Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified Restricted Holder of the Restricted Shares specified on Schedule I hereto will be the Beneficial Owner of the corresponding Restricted ADSs immediately following the deposit of the Restricted Shares.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

Each of the Restricted Holder and the Company has caused this Standard Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to:

POLESTAR AUTOMOTIVE HOLDING UK PLC

By:
Name:
Title:

App’x 1-B - 2

Schedule I

Restricted Shares	Restricted ADSs	Name, Address, and Email Address of Beneficial Owner of Restricted ADSs	Legal
_________________ Shares	_________ ADSs		[A]
_________________ Shares	_________ ADSs		[B]
_________________ Shares	_________ ADSs		[C]

LEGENDS
A	[Insert Text]
B	[Insert Text]
C	[Insert Text]

App’x 1-B - 3

APPENDIX 2
to
Restricted ADS Letter Agreement, dated as of June 23, 2022
(the “Restricted ADS Letter Agreement”), by and between
Polestar Automotive Holding UK PLC

and
Citibank, N.A.

_____________________

STANDARD TRANSFER CERTIFICATION

_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

          CitiGS.RADRProject@citi.com

Polestar Automotive Holding UK PLC (CUSIP No.: [732105994] [732105960] [732105952])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of June 23, 2022 as amended and supplemented from time to time (as so amended, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Restricted Holder certifies that:

App’x 2 - 1

(Check one)

___	(a)	The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

OR

___	(b)	The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor certifies that the transfer of the Restricted ADSs does not breach any contractual restrictions applicable to the Restricted ADSs or the transferor of the Restricted ADSs.

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

[RESTRICTED HOLDER]

By:
Name:
Title:

App’x 2 - 2

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

App’x 2 - 3

Schedule I

The Restricted ADSs are hereby surrendered for transfer by the following person(s):

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Street Address:	__________________________________

City, State, and Country:	__________________________________

Date:	__________________________________

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated ADSs:

Name of Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

App’x 2 - 4

APPENDIX 3
to
Restricted ADS Letter Agreement, dated as of June 23, 2022
(the “Restricted ADS Letter Agreement”), by and between
Polestar Automotive Holding UK PLC

and
Citibank, N.A.

_____________________

STANDARD WITHDRAWAL CERTIFICATION
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

          CitiGS.RADRProject@citi.com

Polestar Automotive Holding UK PLC (CUSIP No.: [732105994][732105960] [732105952])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.                  This Standard Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.                  We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

App’x 3 - 1

3.                  We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement), except to the extent contemplated in Section 2.14 of the Deposit Agreement (Restricted ADSs).

The undersigned certifies that the cancellation of the Restricted ADSs and the withdrawal of the Shares represented thereby does not breach any contractual restrictions applicable to the Restricted ADSs or the undersigned Holder of the Restricted ADSs.

App’x 3 - 2

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

App’x 3 - 3

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

App’x 3 - 4

APPENDIX 4

to
Restricted ADS Letter Agreement, dated as of June 23, 2022
(the “Restricted ADS Letter Agreement”), by and between

Polestar Automotive Holding UK PLC

and
Citibank, N.A.

_____________________

STANDARD RESALE CERTIFICATION AND INSTRUCTION LETTER
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

          CitiGS.RADRProject@citi.com

Polestar Automotive Holding UK PLC (CUSIP No.: [732105994] [732105960] [732105952])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Standard Resale Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

App’x 4 - 1

The undersigned certifies that the Sale does not breach any contractual restrictions applicable to the Restricted ADSs or the undersigned Holder.

The undersigned further certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only - Affiliate): (v) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (w) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports), (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

_______________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

App’x 4 - 2

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only - Affiliate): (w) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (x) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case in accordance with Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

_______________________

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

App’x 4 - 3

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Other: _______________________________________________.

[Please fill in details]

NOTE: The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No.: __________), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________

(CUSIP No.: 732105201)

_______________________

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

App’x 4 - 4

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

App’x 4 - 5

FORM OF SERIES EXHIBIT
to
Restricted ADS Letter Agreement, dated as of June 23, 2022
(the “Restricted ADS Letter Agreement”), by and between
Polestar Automotive Holding UK PLC

and
Citibank, N.A.

_____________________

[SECURITIES]

_____________________

[●]

Reference is hereby made to (i) the Deposit Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Deposit Agreement”), by and among Polestar Automotive Holding UK PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of June 23, 2022, as amended and supplemented from time to time (as so amended and supplemented, the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

Pursuant to the terms of the [●] Agreement (the “[●] Agreement”) by and between [Details TBD].

Concurrently with the [●] Agreement, the Company has, upon the terms set forth in that certain [●] Agreement, offered and agreed to sell an aggregate of [●] ADSs of the Company in the form of Restricted ADSs upon the terms set forth therein in reliance upon the exemptions from registration afforded by the provisions of Section 4(a)(2) (the “Section 4(a)(2) Exemption”) of the Securities Act of 1933, as amended (the “Securities Act”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act (such transaction, the “Private Placement”).

The purpose and intent of this Series Exhibit is to supplement the Deposit Agreement and the Restricted ADS Letter Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Investor in connection with the Private Placement (such ADSs, “[TBD] Restricted ADSs”), (ii) the sale of transfer of such [TBD] Restricted ADSs, and (iii) certain ancillary transactions further described below.

Series Exh A-1

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Deposit of Shares. The Company and the Depositary hereby agree that upon the consummation of the Private Placement, the Company shall (i) cause [●] Shares (the “[TBD] Restricted Shares”) to be issued and deposited with the Custodian and (ii) instruct the Depositary to issue and deliver the corresponding number of [TBD] Restricted ADSs in respect thereof, in each case upon the terms of Section 2.14 of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement, to the Investor or its designee.

2.                  Issuance and Delivery of [TBD] Restricted ADSs. In connection with the Private Placement, the Company hereby instructs the Depositary to issue the corresponding [TBD] Restricted ADSs against the registration and deposit of the Private Placement Shares by the Company, for and on behalf of the Investor in connection with the Private Placement, subject to compliance with the terms and conditions of the Deposit Agreement, as supplemented by the Restricted ADS Letter Agreement, including, without limitation, receipt by the Depositary of all applicable fees. The Depositary hereby agrees to deliver the corresponding [TBD] Restricted ADSs in accordance with the Deposit Agreement and the Restricted ADS Letter Agreement upon receipt (i) from the Company of a duly completed and signed Standard Consent and Delivery Instruction; (ii) of confirmation of deposit from the Custodian of the applicable [TBD] Restricted Shares by the Company; (iii) the opinions referred to in Section 3 of this Series Exhibit A below; and (iv) payment of the ADS issuance fees, taxes, and expenses payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement.

3.                  Opinion Coverage. In addition to those opinions described in Section 2 of the Restricted ADS Letter Agreement, the Company shall at the time of execution of this Series Exhibit cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Restricted ADS Letter Agreement, as supplemented by this Series Exhibit, is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the deposit of [TBD] Restricted Shares by the Company, or by, for, or on behalf of, the Investor and the issuance and delivery of the corresponding [TBD] Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Restricted Shares under the Securities Act, and (B) its English counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Series Exhibit, (ii) all approvals required by the law of England and Wales to permit the deposit of Private Placement Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, and (iii) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement, in each case as supplemented by this Series Exhibit, do not contravene or conflict with any law of England and Wales of general application.

Series Exh A-2

4.                  Additional Limitations on Issuance of [TBD] Restricted ADSs. In addition to the other terms, conditions, and limitations set forth in the Deposit Agreement, as supplemented by the Restricted ADS Letter Agreement and this Series Exhibit, the Depositary shall only accept deposit(s) of the [TBD] Restricted Shares by the Company on behalf of the Investor against issuance of [TBD] Restricted ADSs, and not directly by the Investor, and any such deposit(s) of the [TBD] Restricted Shares shall only be made by the Company and shall only be accepted by the Depositary against the issuance of the corresponding [TBD] Restricted ADSs promptly after the consummation of the Private Placement.

5.                  Legend(s). [TBD]

6.                  CUSIP. The Depositary shall (unless otherwise agreed by the Company and the Depositary in writing) cause the [TBD] Restricted ADSs issued upon the deposit of the [TBD] Restricted Shares to be separately identified on the books of the Depositary under CUSIP No.: [●].

[Remainder of page intentionally left blank. Signature page to follow.]

Series Exh A-3

This Series Exhibit to Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Series Exhibit to Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

POLESTAR AUTOMOTIVE HOLDING UK PLC

By:
Name:
Title:

CITIBANK, N.A.
as Depositary

By:
Name:
Title:

Series Exh A-4